SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): March 21, 1995

                        NEW JERSEY RESOURCES CORPORATION
             (Exact name of registrant as specified in its charter)





New Jersey                              1-8359               22-2376465
(State or other jurisdiction          (Commission            (IRS Employer
of incorporation)                     File Number)           Identification No.)

1415 Wyckoff Road                                            07719
Wall, New Jersey                                             (Zip Code)
(Address of principal executive
offices)


                                 (908)938-1480
              (Registrant's telephone number, including area code)

Item 5. Other Events

On March 21, 1995, the Board of Directors of New Jersey Resources Corporation
(NJR) appointed outside Director Bruce Coe as interim Chairman of the Board, Chief Executive Officer and President effective April 3, 1995. On March 15, 1995, it was announced that current Chairman, President and Chief Executive Officer Oliver G. Richard III will resign from the Company and the Board of Directors effective April 3, 1995. Mr. Richard will become Chairman, Chief Executive Officer and President of The Columbia Gas System, Inc. effective April 28, 1995.



                                   SIGNATURE




Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                               NEW JERSEY RESOURCES CORPORATION



Date: March 24, 1995                           By:__________________________
                                                   Laurence M. Downes
                                                   Senior Vice President and
                                                   Chief Financial Officer